Investments (Sales or Disposals and Impairments of Fixed Maturity and Equity Securities) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Fixed Maturity Securities
Components of Sales or Disposals of Fixed Maturity and Equity Securities
Proceeds	$ 12,665	$ 39,800	$ 32,524
Gross investment gains	59	266	190
Gross investment losses	(84)	(306)	(249)
Total OTTI losses recognized in earnings:
Total OTTI losses recognized in earnings	(1)	(22)	(31)
Net investment gains (losses)	(26)	(62)	(90)
Equity securities
Components of Sales or Disposals of Fixed Maturity and Equity Securities
Proceeds	68	48	80
Gross investment gains	27	10	26
Gross investment losses	(1)	0	(8)
Total OTTI losses recognized in earnings:
Total OTTI losses recognized in earnings	(4)	(2)	(3)
Net investment gains (losses)	$ 22	$ 8	$ 15